UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 001-39143

Maryland	84-2769895
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

369 N. New York Avenue, Suite 201

Winter Park, Florida 32789

(Address of principal executive offices, including zip code)

(407) 904-3324

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value per share	PINE	New York Stock Exchange

8.00% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	PINE/PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Preferred At-the-Market Offering Program

On April 24, 2026, Alpine Income Property Trust, Inc. (the “Company”), Alpine Income Property OP, LP (the “Operating Partnership”) and Alpine Income Property Manager, LLC (the “Manager”) entered into separate equity distribution agreements, in substantially the form attached as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference (collectively, the “Preferred Equity Distribution Agreements”), with each of Cantor Fitzgerald & Co. (“Cantor”) and Huntington Securities, Inc. (“Huntington”) to include Cantor and Huntington as additional sales agents in the Company's previously announced at the market preferred stock offering program, pursuant to which the Company may issue and sell from time to time (the “Preferred Offering”) shares of the Company’s 8.00% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25.00 per share, having an aggregate offering price of up to $35,000,000 (the “Preferred Shares”). The Preferred Equity Distributions Agreements are substantively identical to those of the Existing Preferred Equity Distribution Agreements, as amended by the Preferred Amendments (each as defined below).

In addition, on April 24, 2026, the Company, the Operating Partnership and the Manager entered into separate amendments, in substantially the form attached as Exhibit 1.2 to this Current Report on Form 8-K, and incorporated herein by reference (collectively, the “Preferred Amendments”), to each separate equity distribution agreement, dated December 5, 2025, with each of Raymond James & Associates, Inc., A.G.P./Alliance Global Partners (“AGP”), Robert W. Baird & Co. Incorporated (“Baird”), B. Riley Securities, Inc. (“B. Riley”), Colliers Securities LLC (“Colliers”), Jefferies LLC (“Jefferies”), JonesTrading Institutional Services LLC (“Jones”), Lucid Capital Markets, LLC (“Lucid”), Stifel, Nicolaus & Company, Incorporated (“Stifel”) and Truist Securities, Inc. (“Truist”) (collectively, the “Existing Preferred Equity Distribution Agreements”). The purpose of the Preferred Amendments was to update the Existing Preferred Equity Distribution Agreements to account for the participation of Cantor and Huntington in the Preferred Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of the Preferred Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Preferred Equity Distribution Agreements and Preferred Amendments is qualified in its entirety by reference to the full text of the Preferred Equity Distribution Agreements and Preferred Amendments, the forms of which are attached as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Common At-the-Market Offering Program

On April 24, 2026, the Company, the Operating Partnership and the Manager entered into (i) separate equity distribution agreements, in substantially the form attached as Exhibit 1.3 to this Current Report on Form 8-K, and incorporated herein by reference (collectively, the “Forward Common Equity Distribution Agreements”), and separate master forward confirmations, in substantially the form attached as Exhibit 1.5 to this Current Report on Form 8-K, and incorporated herein by reference, with each of Cantor, Huntington, Lucid and UBS and (ii) separate equity distribution agreements, in substantially the form attached as Exhibit 1.4 to this Current Report on Form 8-K, and incorporated herein by reference, with each of AGP and Colliers (collectively, the “Non-Forward Common Equity Distribution Agreements” and together with the Forward Common Equity Distribution Agreements, the “Common Equity Distribution Agreements”), to include AGP and Colliers as additional sales agents and Cantor, Huntington, Lucid and UBS as additional sales agents, forward sellers and forward purchasers in the Company's previously announced at the market common stock offering program, pursuant to which the Company may issue and sell from time to time (the “Common Offering”) shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $150,000,000 (the “Common Shares”).

In addition, on April 24, 2026, the Company, the Operating Partnership and the Manager entered into separate amendments, in substantially the form attached as Exhibit 1.6 to this Current Report on Form 8-K, and incorporated herein by reference (collectively, the “Common Amendments”), to each separate equity distribution agreement, dated October 21, 2022, as amended October 20, 2023, with each of Raymond James, B. Riley Securities, Jefferies, Jones, KeyBanc Capital Markets Inc., Regions Securities LLC, and Truist, and each separate equity distribution agreement, dated October 20, 2023, with each of Baird and Stifel (collectively, the “Existing Common Equity Distribution Agreements”). The purpose of the Common Amendments was to update the Existing Common Equity Distribution Agreements to account for the participation of AGP, Cantor, Colliers, Huntington, Lucid and UBS in the Common Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of the Common Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description the Common Equity Distribution Agreements, master forward confirmations and Common Amendments is qualified in its entirety by reference to the full text of the Foward Common Equity Distribution Agreements, Non-Forward Common Equity Distribution Agreements, master forward confirmations and Common Amendments, the forms of which are attached as Exhibit 1.3, Exhibit 1.4, Exhibit 1.5 and Exhibit 1.6, respectively, to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Preferred Equity Distribution Agreement.
1.2	Form of Amendment to Preferred Equity Distribution Agreement.
1.3	Form of Common Equity Distribution Agreement (Forward).
1.4	Form of Common Equity Distribution Agreement (Non-Forward).
1.5	Form of Master Forward Confirmation.
1.6	Form of Amendment to Common Equity Distribution Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE INCOME PROPERTY TRUST, INC.

By:	/s/ Philip R. Mays
Name:	Philip R. Mays
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: April 24, 2026

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